MML SERIES INVESTMENT FUND II
MML Blend Fund
MML Equity Fund
MML Inflation-Protected and Income Fund
MML Invesco Discovery Large Cap Fund
MML Invesco Discovery Mid Cap Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML U.S. Government Money Market Fund
MML VIP BlackRock iShares® 60/40 Allocation Fund
MML VIP BlackRock iShares® 80/20 Allocation Fund
MML VIP Invesco Small Cap Equity Fund
Supplement dated March 10, 2026 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective March 1, 2026, Paul LaPiana resigned as an Interested Trustee of the Trust.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIISAI-25-05